Exhibit 10.12


6-1162-MDH-131
July 12, 1996


United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666

Subject:  Letter Agreement No. 6-1162-MDH-131 to
          Purchase Agreement No. 1663
          [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
          WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
          A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen:

Reference is made to Purchase Agreement No. 1663 dated December 18, 1990 (the Purchase Aigreement) between The Boeing Company (Boeing), and United Air Lines, Inc. (Buyer), relating to the sale by Boeing and the purchase by United (Buyer) of thirty-four
(34) Model 777-222 aircraft (hereinafter referred to as the Aircraft).

This letter when accepted by Buyer, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-MDH-131 Page 2

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above. please indicate vour acceptance and approval below.

Very truly yours.

THE BOEING COMPANY


By /s/ M. O. Hunt
   --------------

Its Attorney in Fact
    ----------------

ACCEPTED AND AGREED TO this

Date: July 12, 1996

UNITED AIR LINES, INC

By /s/ Douglas A. Hacker
   ---------------------

Its Senior Vice President and
    -------------------------
    Chief Financial Officer
    -----------------------

P.A. No. 1663